EXHIBIT 10.25

STOCK PURCHASE AGREEMENT

This AGREEMENT, dated as of December 14, 2015, by and between Lifeway Foods, Inc., an Illinois corporation (the "Company"), and Ludmila Smolyansky (the "Seller").

WHEREAS, on September 24, 2015, the Company's Board of Directors authorized a stock repurchase program under which the Company may repurchase up to $3,500,000 of the Company's common stock, no par value (the "Common Stock") not to exceed an aggregate of 250,000 shares, in the open market or in privately negotiated transactions, in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

WHEREAS, the Seller desires to sell thirty thousand (30,000) shares of Common Stock (the "Shares").

NOW, THEREFORE, in consideration of the mutual covenants and representations herein set forth, it is hereby agreed as follows:

1.                 Purchase and Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company hereby agrees to purchase from the Seller and the Seller hereby agrees to sell to the Company, the Shares at a purchase price (the "Purchase Price") equal to the product of (a) 30,000 multiplied by (b) the average of the last reported closing sale price of the Common Stock on the Nasdaq Global Market ("Nasdaq") for each of the five (5) Trading Days immediately preceding the date of this Agreement. "Trading Day" shall mean a day on which Nasdaq is open for trading of the Common Stock.

2.                 Closing. The closing (the "Closing") of the purchase and sale of the Shares by the Seller and the Company will occur on the date when all of the Closing Conditions have occurred (the "Closing Date"), provided that if the Closing shall fail to occur on or before December 31, 2015, then this Agreement will be terminated.

3.                 Closing Conditions. The Closing is subject to the following conditions being met the (the "Closing Conditions"):

 a.                   The delivery of the Purchase Price by the Company to the Seller by wire transfer or as otherwise agreed to by the Company and the Seller.

 b.                   The delivery of the Shares by the Seller, whether by certificate (if the shares are certificated) or by irrevocable instruction letter to the transfer agent for the Common Stock (if the shares are held in book-entry form).

 Promptly after the Closing, the Company and the Seller shall cause the transfer agent for the Common Stock to cancel and reclassify to treasury the Shares, or to credit an account in the Company's name of such number of Shares in book-entry form.

4.                 Representations and Warranties of Seller. The Seller hereby represents and warrants that as of the date hereof and as of the Closing Date:

a.                   Seller Status. The Seller is an "accredited investor" as defined in Rule 501 under the Act and an affiliate of the Company as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and Rule 12b-2 promulgated under the Exchange Act. The Seller is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

b.                   Authorization; Enforcement. The Seller has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Seller and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Seller and no further action is required by the Seller in connection therewith. This Agreement has been duly executed by the Seller and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.                 Representations and Warranties of Company. The Company hereby represents and warrants that as of the date hereof and as of the Closing Date:

a.                   Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its board of directors in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

b.                   Exemptions. The sale of the Shares by the Seller to the Company hereunder is made pursuant to Section 4(a)(1) of the Securities Act. No registration under the Securities Act is required for the sale of the Shares by the Seller to the Company as contemplated hereby. The sale of the Shares by the Seller to the Company hereunder has been approved by the Board of Directors, or an appropriate committee thereof, of the Company in accordance with Rule 16b-3(e) promulgated under the Exchange Act.

6.                 Governing Law. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Illinois, without regard to principles of conflicts of law.

7.                 Notice. Notice hereunder shall be deemed to have been duly given if in writing and delivered in person or by registered or certified mail, postage prepaid, return receipt requested, if to the Company, at its office at 6431 West Oakton, Morton Grove, IL 60053, or if to the Seller, at the address set forth on the signature page hereto (or at such other addresses as the parties may notify each other in accordance with the provisions of this Section 7).

8.                 Entire Agreement; Amendment. This Agreement supersedes all prior written and oral agreements and understandings among the parties as to its subject matter and constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified, amended, terminated or any provision thereof waived in whole or in part except by a written agreement signed by the Company and the Seller.

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9.                 Waivers. No waiver hereunder shall (i) be valid unless in a writing signed by the waiving party, and (ii) be deemed a waiver of any subsequent breach or default of the same or a similar nature.

10.               Severability; Reformation. If any provision of this Agreement shall be determined by a court of law to be unenforceable for any reason, such unenforceability shall not affect the enforceability of any of the remaining provisions hereof; and this Agreement, to the fullest extent lawful, shall be reformed and construed as if such unenforceable provision, or part of a provision, had never been contained herein, and such provision or part reformed so that it would be enforceable to the maximum extent legally possible.

11.               Headings. Headings are for convenience only and are not deemed to be part of this Agreement.

12.               Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date and year first above written.

LIFEWAY FOODS, INC.
By:	/s/ Julie Smolyansky
Name:	Julie Smolyansky
Title:	CEO

LUDMILA SMOLYANSKY

/s/ Ludmila Smolyansky

Address for Notices:

[_________________]
[_________________]

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